UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):     September 20, 2007

                           CVD EQUIPMENT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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         (State or Other Jurisdiction of Incorporation or Organization)

             1-16525                                 11-2621692
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     (Commission File Number)                (IRS Employer Identification No.)

                1860 Smithtown Ave., Ronkonkoma, New York 11779
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          (Address of Principal Executive Offices, Including Zip Code)


                                 (631) 981-7081
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued  Listing Rule or
          Standard; Transfer of Listing.

     On September 20, 2007, CVD Equipment Corporation (the "Registrant") transferred the listing of its common stock from the American Stock Exchange to The NASDAQ Capital Market effective upon the opening of the market. A copy of the press release issued by the Registrant concerning the foregoing information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events.

     On September 20, 2007, the Registrant announced that it has priced its previously announced public offering of 1,200,000 shares of common stock at $4.75 per share. The shares are expected to be delivered to the underwriter on September 25, 2007. A copy of the press release issued by the Registrant concerning the foregoing information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

          (c) Exhibits.

99.1 Press Release dated September 20, 2007.



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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CVD EQUIPMENT CORPORATION



Date: September 20, 2007               /s/ Leonard A. Rosenbaum
                                       ------------------------
                                       Name: Leonard A. Rosenbaum
                                       Title:   Chief Executive Officer and
                                                President





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



CVD Equipment Corporation Prices Public Offering of Common Stock; Switches Listing to NASDAQ Capital Market

CVD Equipment Corporation (AMEX: CVV - News), a designer and manufacturer of standard and custom state-of-the-art equipment used in the development, design and manufacture of advanced electronic components, materials and coatings for research and industrial applications, announced today that it has priced its previously announced public offering of 1,200,000 shares of common stock at $4.75 per share. The shares are expected to be delivered on September 25, 2007. The Company has granted the underwriter for the offering, Collins Stewart LLC (formerly C.E. Unterberg, Towbin, LLC), a 30-day option to purchase up to an additional 180,000 shares of the Company's common stock at the public offering price. The net proceeds from the offering will be approximately $5.3 million, or approximately $6.1million if the underwriters fully exercise their over-allotment option. CVD Equipment Corporation intends to use the proceeds from the offering for general corporate purposes, including, but not limited to, possible future product development efforts, acquisitions, or strategic alliances.

Collins Stewart LLC (formerly C.E. Unterberg, Towbin, LLC), served as the underwriter of the offering. The offering may be made only by means of a
Prospectus, copies of which may be obtained from Collins Stewart LLC, 350 Madison Avenue, New York, N.Y. 10017.

This disclosure does not constitute an offer to sell or the solicitation of an offer to buy any of CVD Equipment Corporation's securities, nor will there be any sale of these securities by CVD Equipment Corporation in any jurisdiction in which the offer, solicitation or sale would be unlawful. A written prospectus for the offering may be obtained by contacting the company.

In addition, effective upon the opening of the market on September 20, 2007, the listing of CVD Equipment Corporation's common stock will be transferred from the American Stock Exchange to the Nasdaq Capital Market. The Company will continue to trade under the symbol CVV on the Nasdaq Capital Market.

About CVD Equipment Corporation

CVD Equipment Corporation (AMEX: CVV - News) is a designer and manufacturer of standard and custom state-of-the-art equipment used in the development, design and manufacture of advanced electronic components, materials and coatings for research and industrial applications. We offer a broad range of chemical vapor deposition, gas control, and other equipment that is used by our customers to research, design and manufacture semiconductors, solar cells, carbon nanotubes, nanowires, LEDs, MEMS, industrial coatings and equipment for surface mounting of components onto printed circuit boards.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by CVD Equipment Corporation) contains statements that are forward-looking. All statements other than statements of historical fact are hereby identified as "forward-looking statements," as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward looking information involves a number of known and unknown risks and uncertainties that could cause actual results to differ materially from those discussed or anticipated by management. Potential risks and uncertainties include, among other factors, industry specific and general business conditions, competitive market conditions, success of CVD Equipment Corporation's growth and sales strategies, the possibility of customer changes in delivery schedules, cancellation of orders, potential delays in product shipments, delays in obtaining inventory parts from suppliers, failure to satisfy customer acceptance requirements and other risk factors described in CVD Equipment Corporation's SEC filings. All forward-looking statements are based on management's estimates, projections and assumptions as of the date hereof and CVD Equipment Corporation assumes no obligation to update this press release.

For further information Contact: CVD Equipment Corporation, Karen Hamberg, Phone:631 981-7081, Fax: 631 981-7095 or email: info@cvdequipment.com


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